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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included and incorporated by reference in this Amendment to Form 10-K/A into the Company's previously filed Registration Statement on Form S-8, File Nos. 33-67816 and 33-91774.




ARTHUR ANDERSEN LLP

Cleveland, Ohio
November 29, 1995